Reverse Merger with Alcobra Ltd.	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Reverse Merger with Alcobra Ltd.

NOTE 6. Reverse Merger with Alcobra Ltd.

As described in Note 1 “Organization”, the reverse merger completed between Arcturus and Alcobra Ltd. was accounted for as a issuance of shares by the Company for the net assets of Alcobra Ltd., accompanied by a recapitalization. Arcturus was considered the acquirer for accounting and financial reporting purposes and acquired the assets and assumed the liabilities of Alcobra Ltd., and Arcturus gained control of the combined company after the merger. The annual consolidated financial statements of the Company reflect the operations of the acquirer for accounting purposes together with a deemed issuance of shares, equivalent to the shares held by the former stockholders of the legal acquirer and a recapitalization of the equity of the accounting acquirer. The annual consolidated financial statements include the accounts of the Company since the effective date of the reverse capitalization and the accounts of Arcturus Therapeutics, Inc. since inception.

The following summarizes the estimated fair value of the assets and liabilities acquired at the date of the merger:

(in thousands)
Cash and cash equivalents	$2,032
Restricted cash	179
Short-term investments	34,188
Prepaid and other assets	434
Property, plant and equipment – held for sale	29
Intangible asset-held for sale	590
Total assets acquired	37,452
Accounts payable and accrued expenses	(1,906)
Net assets acquired	$35,546

The estimated fair value of total considerations paid was $40,841,000 based on the shares and options of Alcobra Ltd. outstanding on the merger date as adjusted per the merger agreement of 3,997,000 multiplied by the closing price of $10.22 on the date of the merger. The excess of the fair value of the consideration paid over the fair value of the net assets acquired as detailed above was $5,295,000, which was recorded as a charge to additional paid in capital in the equity section of the balance sheet. The Company also incurred  direct merger-related costs totaling $1,734,000, which offset proceeds received from the transaction and were recorded as a reduction to additional paid in capital in the Company’s consolidated balance sheet.

Assets acquired in the merger included an intangible asset consisting of in-process research and development for proprietary drug technology called ADAIR. At the closing date of the reverse merger, we entered into an agreement with Amiservice to which we agreed to transfer certain intellectual property related to ADAIR in exchange for a minority equity stake in a company to be formed by Amiservice for the purpose of acquiring the ADAIR assets. The agreement is subject to certain closing conditions that have not been met. The Company determined that the asset met the classification criteria as held for sale in accordance with related accounting guidance when acquired and remained held for sale at December 31, 2017. There was also property, plant and equipment acquired in the merger which has been sold as of December 31, 2017. To determine the fair value of the ADAIR asset, the Company utilized an independent valuation consultant who valued the asset using a market approach valuation method. In conjunction with this valuation, management judgment was required to forecast the occurrence of future events that would trigger the closing of the ADAIR sale agreement. The asset will be evaluated at each future reporting date to evaluate whether it continues to be held for sale and for any potential impairment of its carrying value.